SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K


CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): July 10, 2000


UNITED EDUCATORS, INC.
(Exact Name of Registrant as Specified in Its Charter)


MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)


0-8077                                             04-2513495
(Commission File No.)                       (I.R.S. Employer Identification
No.)


4900 WOODWAY SUITE 800
HOUSTON, TEXAS 77056
(Address of Principal Executive Offices)

(713) 552-9192
(Registrant's Telephone Number, Including Area Code)












ITEM 1.  RESULTS OF SPECIAL DIRECTORS MEETING AND REORGANIZATION

         On July 10, 2000 the Registrant held a special Board meeting to discuss the reorganization of the Company. Notice of the meeting was waived. After calling the meeting to order the Chairman for the meeting, Joseph Klein, appointed John F. Schwarz Jr., as Chairman, Chief Executive Officer and President, and appointed L. Mychal Jefferson II and Virgilia Schwarz as directors in accordance with the bylaws. Mr. Klein also announced that the new Board would start the process of reorganizing and capitalizing the Company.

     The President thereupon declared that the resolution(s) had been duly adopted.

     There being no further business, upon motion, the meeting was adjourned.

ITEM 2.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro forma financial information.  Not applicable.

         (c)     Exhibits.

                 1.
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED EDUCATORS, INC.



Date: July 10, 2000                     By   /s/   John F. Schwarz Jr.
                                          ------------------------------------
                                          John F. Schwarz Jr., President